SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): November 14, 2002
                                                         (November 14, 2002)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



            0-19671                                       65-0273162
            -------                                       ----------
     Commission File Number                             I.R.S. Employer
                                                       Identification No.


        3300 University Boulevard, Suite 140, Winter Park, Florida 32792
        ----------------------------------------------------------------
                     Address of Principal Executive offices


       Registrant's telephone number, including area code: (407) 678-9900
                                                           --------------

Item 9.  Regulation FD Disclosure

All of the information in this Form 8-K is being furnished pursuant to Item 9 of Form 8-K. In accordance with General Instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Moreover, the information in Item 9 of this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933.

The Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2002 filed with the Securities and Exchange Commission on November 14, 2002 was accompanied by the following certifications furnished solely pursuant to 18 U.S.C. Section 1350:


                                  Certification

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of LaserSight Incorporated (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         Dated: November 14, 2002

           /s/ Michael R. Farris
         -----------------------------------
         Name: Michael R. Farris
         Title: Chief Executive Officer



                                  Certification

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of LaserSight Incorporated (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         Dated: November 14, 2002

           /s/ Gregory L. Wilson
         -----------------------------------
         Name: Gregory L. Wilson
         Title: Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LaserSight Incorporated


Date:   November 14, 2002                By: /s/ Michael R. Farris
                                            --------------------------
                                            Michael R. Farris
                                            Chief Executive Officer